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EXHIBIT 99.1

***FOR IMMEDIATE RELEASE***

FOR: ZIONS BANCORPORATION One South Main, Suite 1134 Salt Lake City, Utah Harris H. Simmons President/Chief Executive Officer	Contact: Clark Hinckley Tel: (801) 524-4787 July 17, 2002

ZIONS BANCORPORATION REPORTS 2002 SECOND
QUARTER EARNINGS OF $0.89 PER DILUTED SHARE

        SALT LAKE CITY, July 17, 2002—Zions Bancorporation ("Zions" or "the Company") (Nasdaq: ZION) today reported second-quarter net income of $82.1 million, or $0.89 per diluted share. This net income and earnings per share performance represented an increase of 11.5% and 12.7%, respectively, over the $73.6 million, or $0.79 per diluted share earned for the second quarter of 2001. Income for the second quarter of 2001, as adjusted for the add back of goodwill amortization (under Statement of Financial Accounting Standards ("SFAS") No.142) not included in 2002 earnings, was $82.3 million, or $0.88 per share. Net income for the second quarter of 2002 compared to income, as adjusted, for the second quarter of 2001 decreased 0.21% and per share increased 1.1%.

        During the second quarter the Company completed all goodwill impairment testing required under the provisions of SFAS No.142. An impairment loss of $32.4 million, net of an income tax benefit of $2.7 million, was recognized as a cumulative effect of a change in accounting principle in year-to-date earnings. The impairment loss relates to impairment in carrying value as of January 1, 2002 of the Company's investments in certain e-commerce subsidiaries. The remaining investment in subsidiaries found to be impaired was $31.7 million as of June 30, 2002. Year-to-date net income for 2002 was $129.3 million or $1.40 per share including the cumulative effect of the change in accounting principle of $32.4 million ($0.35 per share). Year-to-date income for 2002 before the cumulative effect of the change in accounting principle was $161.7 million, or $1.75 per share. Year-to-date income for 2001, before the cumulative effect of a change in accounting principle (for SFAS No. 133) and adjusted for the add back of goodwill amortization, was $161.2 million, or $1.77 per share.

        As previously announced, during the second quarter the Company completed the sale of Digital Signature Trust ("DST") in exchange for a 33% ownership interest in Identrus. Included in the performance for the second quarter of 2002 are after-tax operating losses at DST of $1.5 million ($.02 per share) and equity in after-tax losses of Identrus of $0.7 million ($.01 per share). DST losses for the second quarter include $0.9 million ($0.01 per share) of after-tax expenses incurred to complete the sale. Also included in the performance for the second quarter of 2002 are after-tax operating losses of $0.03 per share from Lexign, Inc., which was acquired in July 2001.

        Operating cash earnings for the second quarter were $84.8 million or $0.92 per diluted share, an increase of 0.17% and 1.1%, respectively, over the $84.6 million or $0.91 per diluted share earned in the same quarter last year. Operating cash return on equity ("ROE") was 23.0% and operating cash return on assets ("ROA") was 1.34%. The operating cash efficiency ratio was 59.3% for the second quarter compared to 58.0% for the first quarter of 2002 and 57.8% for the second quarter of 2001. Year-to-date 2002 operating cash earnings were $168.2 million or $1.82 per share compared to $166.6 million or $1.82 per share earned during the same period last year. Year-to-date operating cash ROE for 2002 was 23.3% and operating cash ROA was 1.35%. Operating cash earnings are earnings before amortization of core deposit and other intangible assets, merger-related charges, goodwill allocated to the carrying value of branches sold, and the cumulative effect of changes in accounting principles. Operating cash performance ratios are determined as if these items have not been recognized in the financial statements.

        "We are pleased with the continued solid loan growth and the significant improvement in core deposit growth," remarked Harris H. Simmons, Chairman and Chief Executive Officer, noting that core deposit growth was in line with the historically strong loan growth of the Company. "Top line revenue growth remains solid, and we are especially pleased with the improvement in asset quality indicators," Simmons added. "However, we clearly recognize the need to reduce both the absolute level and future growth rate of operating expenses, and are implementing measures to accomplish this."

Tangible Equity Ratio Remains Stable

        During the second quarter of 2002, Zions repurchased 561,492 shares of common stock at an average price of $55.49 per share. Year-to-date the Company has repurchased 1,042,980 shares at an average price of $54.13. Weighted average common and common equivalent shares outstanding for the second quarter of 2002 was 92,628,770, compared to 92,813,828 for the first quarter of 2002 and 93,210,378 for the second quarter of 2001. The Company's tangible common equity ratio was 6.03% at June 30, 2002 compared to 6.03% at March 31, 2002 and 5.98% at December 31, 2001.

Double Digit Loan Increase and Strong Net Interest Income Growth

        At June 30, 2002, on-balance-sheet and sold and serviced loans increased 14.9% to $21.0 billion and deposits increased 9.4% to $18.8 billion over the balances reported one year ago. Core deposits, which exclude time deposits over $100,000 increased 11.5%. For the quarter, taxable-equivalent net interest income increased 10.0% to $264.3 million compared to the second quarter of 2001. For the second quarter of 2002, the net interest margin was 4.61%, compared to 4.70% for the first quarter of 2002, and 4.63% for the second quarter of 2001.

Noninterest Income

        For the second quarter of 2002, noninterest income increased $9.9 million or 10.6% to $104.0 million compared to the second quarter of 2001. The increase included growth in service charges on deposit accounts of 15.7% and other service charges, commissions and fees of 15.4%.

Noninterest Expense

        For the second quarter of 2002, noninterest expense increased $25.7 million or 13.0% to $222.9 million from the second quarter of 2001 as adjusted for the add back of goodwill amortization. The increase included growth in salaries and benefits of $16.7 million or 15.6%.

Improved Asset Quality

        The ratio of nonperforming assets to total loans and other real estate was 0.63% at June 30, 2002, compared to 0.73% at March 31, 2002 and 0.53% at June 30, 2001. For the second quarter of 2002, net loan and lease losses were $15.4 million or 0.34% annualized of average loans, compared to $14.5 million or 0.33% annualized for the first quarter of 2002 and $8.6 million or 0.21% annualized for the second quarter of 2001. At $264.4 million on June 30, 2002, the allowance for loan losses was 1.43% of total loans and 260% of non-performing loans.

Provision for Loan Losses

        For the second quarter of 2002 the provision for loan losses was $15.7 million compared to $12.2 million provided during the second quarter of 2001. Year-to-date for 2002 the provision was $33.8 million compared to $25.0 million year-to-date 2001. The provision reflects management's evaluation of its various portfolios, statistical trends and other economic factors, and its desire to maintain a strong coverage of non-performing assets in a continued uncertain economic environment in the markets in which it operates.

Conference Call

        Zions will host a conference call to discuss these second quarter results at 5:30 p.m. EDT this afternoon (July 17, 2002). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-800-399-0126, or via on-demand webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from approximately 8:30 p.m. EDT on Wednesday, July 17 through midnight EDT on Tuesday, July 23, by dialing 1-800-642-1687 and entering the conference ID number (4620114). The webcast of the conference call will also be archived and available through Wednesday, July 31.

About Zions Bancorporation

        Zions Bancorporation is one of the nation's premier financial services companies, consisting of a collection of great banks in select high growth markets. Under local management teams and community identities, Zions operates over 400 full-service banking offices in Arizona, California, Colorado, Idaho, Nevada, New Mexico, Utah and Washington. In addition, Zions is a national leader in SBA lending, public finance advisory services, agricultural finance and electronic bond trading. The Company is included in the S&P 500 Index. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

Forward-Looking Information

        This news release contains statements regarding the projected performance of Zions and its subsidiaries. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results of achievements may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; and legislation or regulatory changes which adversely affect the ability of the combined Company to conduct business combinations or new operations. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

ZIONS BANCORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2002	2001	% Change	2002	2001	% Change
	(In thousands, except per share and ratio data)
EARNINGS
Taxable-equivalent net interest income	$264,282	$240,151	10.05%	$525,587	$460,860	14.04%
Net interest income	259,038	235,018	10.22%	515,253	450,855	14.28%
Noninterest income	104,014	94,074	10.57%	199,812	205,934	(2.97)%
Provision for loan losses	15,705	12,235	28.36%	33,795	25,007	35.14%
Noninterest expense	222,861	206,091	8.14%	435,268	409,581	6.27%
Income before income taxes	124,486	110,766	12.39%	246,002	222,201	10.71%
Income taxes	42,986	38,954	10.35%	85,021	80,092	6.15%
Minority interest	(575)	(1,783)	(67.75)%	(725)	(3,387)	(78.59)%
Cumulative effect of change in accounting principle	—	—		(32,369)	(7,159)	352.14%
Net income	82,075	73,595	11.52%	129,337	138,337	(6.51)%
Income before cumulative effect, as adjusted(1)	82,075	82,250	(0.21)%	161,706	161,246	0.29%
Net income, as adjusted(1)	82,075	82,250	(0.21)%	129,337	154,087	(16.06)%
PER COMMON SHARE
Net income (diluted)	0.89	0.79	12.66%	1.40	1.51	(7.28)%
Income before cumulative effect, as adjusted(1)	0.89	0.88	1.14%	1.75	1.77	(1.13)%
Net income (diluted), as adjusted(1)	0.89	0.88	1.14%	1.40	1.69	(17.16)%
Dividends	0.20	0.20	—	0.40	0.40	—
Book value				25.49	23.80	7.10%
SELECTED RATIOS(1)
Return on average assets	1.26%	1.39%		1.01%	1.36%
Return on average common equity	14.21%	15.28%		11.37%	15.37%
Efficiency ratio	60.51%	59.00%		60.00%	59.02%
Net interest margin	4.61%	4.63%		4.65%	4.62%
OPERATING CASH EARNINGS(2)
Taxable-equivalent net interest income	$264,282	$240,151	10.05%	$525,587	$460,860	14.04%
Net interest income	259,038	235,018	10.22%	515,253	450,855	14.28%
Noninterest income	104,014	94,074	10.57%	200,894	205,934	(2.45)%
Provision for loan losses	15,705	12,235	28.36%	33,795	25,007	35.14%
Noninterest expense	218,287	193,201	12.98%	426,123	384,446	10.84%
Income before income taxes	129,060	123,656	4.37%	256,229	247,336	3.60%
Income taxes	44,859	40,805	9.94%	88,724	83,902	5.75%
Minority interest	(575)	(1,783)	(67.75)%	(725)	(3,187)	(77.25)%
Net income before cumulative effect of change in accounting principle	84,776	84,634	0.17%	168,230	166,621	0.97%
PER COMMON SHARE
Net income (diluted)	0.92	0.91	1.10%	1.82	1.82	—
Dividends	0.20	0.20	—	0.40	0.40	—
Book value				16.37	14.86	10.16%
SELECTED RATIOS
Return on average assets	1.34%	1.48%		1.35%	1.51%
Return on average common equity	22.99%	25.04%		23.34%	25.82%
Efficiency ratio	59.27%	57.81%		58.66%	57.66%
Net interest margin	4.61%	4.63%		4.65%	4.62%

(1)
Adjusted according to SFAS No. 142 for the add back of 2001 goodwill amortization, net of income tax benefit.
(2)
Before amortization of goodwill in prior period, amortization of core deposit and other intangible assets, merger expense, goodwill allocated to the carrying value of branches sold and the cumulative effect of the the adoption of SFAS Nos. 133 and 142.
(3)
Adjusted according to SFAS No. 142 for the impairment to goodwill and reflected as a cumulative effect adjustment, net of income tax benefit.

	Three Months Ended June 30,			Six Months Ended June 30,
	2002	2001	% Change	2002	2001	% Change
	(In thousands, except share and ratio data)
AVERAGE BALANCES
Total assets	$26,128,886	$23,717,349	10.17%	$25,905,200	$22,930,070	12.97%
Securities	3,901,341	3,698,320	5.49%	3,990,091	3,889,179	2.59%
Net loans and leases	18,083,224	16,030,368	12.81%	17,812,584	15,317,892	16.29%
Goodwill	735,622	697,978	5.39%	735,409	633,192	16.14%
Core deposit and other intangibles	102,544	104,960	(2.30)%	104,860	87,000	20.53%
Total deposits	18,217,798	16,966,059	7.38%	17,947,954	16,048,889	11.83%
Minority interest	21,354	28,574	(25.27)%	19,958	41,073	(51.41)%
Shareholders' equity	2,317,029	2,158,613	7.34%	2,293,991	2,021,357	13.49%
Weighted average common and common-equivalent shares outstanding	92,628,770	93,210,378	(0.62)%	92,658,111	91,338,796	1.44%
AT PERIOD END
Total assets				25,734,714	23,487,799	9.57%
Securities				3,609,416	3,306,507	9.16%
Net loans and leases				18,452,554	16,476,319	11.99%
Sold loans being serviced(1)				2,543,887	1,794,063	41.79%
Allowance for loan losses				264,432	229,865	15.04%
Goodwill				736,524	731,176	0.73%
Core deposit and other intangibles				100,003	94,845	5.44%
Total deposits				18,788,429	17,170,084	9.43%
Minority interest				22,782	16,074	41.73%
Shareholders' equity				2,337,278	2,197,722	6.35%
Common shares outstanding				91,701,887	92,328,261	(0.68)%
Average equity to average assets	8.87%	9.10%		8.86%	8.82%
Common dividend payout	22.36%	25.17%		28.41%	26.74%
Nonperforming assets				115,513	87,500	32.01%
Loans past due 90 days or more				32,332	40,750	(20.66)%
Nonperforming assets to net loans and leases, other real estate owned and other nonperforming assets at period end				0.63%	0.53%

(1)
Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2002		2001
		(Adjusted)(3)
	(In thousands, except per share and ratio data)
EARNINGS
Taxable-equivalent net interest income	$264,282	$261,305	$256,931	$252,214	$240,151
Net interest income	259,038	256,215	251,821	247,113	235,018
Noninterest income	104,014	95,798	104,907	108,544	94,074
Provision for loan losses	15,705	18,090	26,714	21,470	12,235
Noninterest expenses	222,861	212,407	222,787	223,434	206,091
Income before income taxes	124,486	121,516	107,227	110,753	110,766
Income taxes	42,986	42,035	36,501	41,207	38,954
Minority interest	(575)	(150)	(1,160)	(3,251)	(1,783)
Cumulative effect of change in accounting principle	—	(32,369)	—	—	—
Net income	82,075	47,262	71,886	72,797	73,595
Income before cumulative effect, as adjusted(1)	82,075	79,631	80,440	81,549	82,250
Net income, as adjusted(1)	82,075	47,262	80,440	81,549	82,250
PER COMMON SHARE
Net income (diluted)	0.89	0.51	0.78	0.78	0.79
Income before cumulative effect, as adjusted(1)	0.89	0.86	0.87	0.87	0.88
Net income (diluted), as adjusted(1)	0.89	0.51	0.87	0.87	0.88
Dividends	0.20	0.20	0.20	0.20	0.20
Book value	25.49	24.82	24.74	24.29	23.80
SELECTED RATIOS(1)
Return on average assets	1.26%	0.75%	1.28%	1.32%	1.39%
Return on average common equity	14.21%	8.44%	14.16%	14.51%	15.28%
Efficiency ratio	60.51%	59.48%	59.14%	59.43%	59.00%
Net interest margin	4.61%	4.70%	4.66%	4.65%	4.63%
OPERATING CASH EARNINGS(2)
Taxable-equivalent net interest income	$264,282	$261,305	$256,931	$252,214	$240,151
Net interest income	259,038	256,215	251,821	247,113	235,018
Noninterest income	104,014	96,880	104,907	108,544	94,074
Provision for loan losses	15,705	18,090	26,714	21,470	12,235
Noninterest expenses	218,287	207,836	207,716	205,372	193,201
Income before income taxes	129,060	127,169	122,298	128,815	123,656
Income taxes	44,859	43,865	39,639	44,750	40,805
Minority interest	(575)	(150)	(1,160)	(3,251)	(1,783)
Net income before cumulative effect of change in accounting principle	84,776	83,454	83,819	87,316	84,634
PER COMMON SHARE
Net income (diluted)	0.92	0.90	0.90	0.93	0.91
Dividends	0.20	0.20	0.20	0.20	0.20
Book value	16.37	15.70	15.19	14.95	14.86
SELECTED RATIOS
Return on average assets	1.34%	1.36%	1.39%	1.46%	1.48%
Return on average common equity	22.99%	23.70%	24.67%	25.48%	25.04%
Efficiency ratio	59.27%	58.02%	57.41%	56.93%	57.81%
Net interest margin	4.61%	4.70%	4.66%	4.65%	4.63%

(1)
Adjusted according to SFAS No. 142 for the add back of goodwill amortization, net of income tax benefit.
(2)
Before amortization of goodwill in prior period, amortization of core deposit and other intangible assets, merger expense, goodwill allocated to the carrying value of branches sold and the cumulative effect of the the adoption of SFAS Nos. 133 and 142.
(3)
Adjusted according to SFAS No. 142 for the impairment to goodwill and reflected as a cumulative effect adjustment, net of income tax benefit.

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2002		2001
		(Adjusted)(2)
	(In thousands, except share and ratio data)
AVERAGE BALANCES
Total assets	$26,128,886	$25,679,029	$24,899,883	$24,518,033	$23,717,349
Securities	3,901,341	4,079,827	4,103,800	4,004,646	3,698,320
Net loans and leases	18,083,224	17,538,937	16,878,995	16,545,117	16,030,368
Goodwill	735,622	735,194	790,313	753,783	697,978
Core deposit and other intangibles	102,544	107,202	114,926	116,178	104,960
Total deposits	18,217,798	17,675,111	17,736,835	17,182,559	16,966,059
Minority interest	21,354	18,546	14,810	20,688	28,574
Shareholders' equity	2,317,029	2,270,697	2,253,096	2,229,326	2,158,613
Weighted average common and common-equivalent shares outstanding	92,628,770	92,813,828	92,685,437	93,509,495	93,210,378
AT PERIOD END
Total assets	$25,734,714	$24,804,578	$24,304,164	$24,255,570	$23,487,799
Securities	3,609,416	3,503,789	3,466,357	3,680,612	3,306,507
Net loans and leases	18,452,554	17,854,168	17,310,838	16,776,620	16,476,319
Sold loans being serviced(1)	2,543,887	2,526,076	2,648,270	2,256,379	1,794,063
Allowance for loan losses	264,432	264,107	260,483	245,862	229,865
Goodwill	736,524	734,334	770,763	744,033	731,176
Core deposit and other intangibles	100,003	104,576	109,148	115,666	94,845
Total deposits	18,788,429	18,000,342	17,841,690	17,434,450	17,170,084
Minority interest	22,782	20,769	16,322	13,614	16,074
Shareholders' equity	2,337,278	2,283,000	2,280,869	2,235,167	2,197,722
Common shares outstanding	91,701,887	91,986,436	92,208,736	92,001,233	92,328,261
Average equity to average assets	8.87%	8.84%	9.05%	9.09%	9.10%
Common dividend payout	22.36%	38.93%	25.67%	25.36%	25.17%
Nonperforming assets	115,513	131,154	120,372	108,602	87,500
Loans past due 90 days or more	32,332	37,371	46,201	46,780	40,750
Nonperforming assets to net loans and leases, other real estate owned and other nonperforming assets at period end	0.63%	0.73%	0.69%	0.65%	0.53%

(1)
Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.
(2)
Adjusted according to SFAS No. 142 for the impairment to goodwill, net of income tax benefit.

ZIONS BANCORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30, 2002	December 31, 2001	June 30, 2001
	(Unaudited)		(Unaudited)
	(In thousands, except share amounts)
ASSETS
Cash and due from banks	$1,024,778	$978,609	$978,838
Money market investments:
Interest-bearing deposits	1,773	2,780	4,083
Federal funds sold	21,791	57,653	23,965
Security resell agreements	295,792	222,147	353,704
Investment securities:
Held to maturity, at cost (approximate market value $108,859, $79,752, and $51,109)	107,748	79,546	51,109
Available for sale, at market	3,194,125	3,283,915	2,993,101
Trading account, at market (includes $236,344, $87,612, and $167,487 transferred as collateral under repurchase agreements)	307,543	102,896	262,297

	3,609,416	3,466,357	3,306,507
Loans:
Loans held for sale	165,375	297,959	207,337
Loans, leases and other receivables	18,386,461	17,115,485	16,359,404

	18,551,836	17,413,444	16,566,741
Less:
Unearned income and fees, net of related costs	99,282	102,606	90,422
Allowance for loan losses	264,432	260,483	229,865

Net loans	18,188,122	17,050,355	16,246,454
Premises and equipment, net	366,169	368,076	350,715
Goodwill	736,524	770,763	731,176
Core deposit and other intangibles	100,003	109,148	94,845
Other real estate owned	13,814	10,302	10,925
Other assets	1,376,532	1,267,974	1,386,587

	$25,734,714	$24,304,164	$23,487,799

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing demand	$4,667,661	$4,480,669	$4,142,821
Interest-bearing:
Savings and money market	10,657,877	9,507,817	9,193,595
Time under $100,000	1,865,214	2,055,087	2,072,538
Time $100,000 and over	1,505,089	1,664,829	1,666,965
Foreign	92,588	133,288	94,165

	18,788,429	17,841,690	17,170,084
Securities sold, not yet purchased	195,296	87,255	164,345
Federal funds purchased	935,959	1,203,764	819,437
Security repurchase agreements	889,520	933,973	1,132,907
Accrued liabilities	449,812	428,225	510,305
Commercial paper	338,986	309,000	352,632
Federal Home Loan Bank advances and other borrowings:
One year or less	772,422	181,266	265,275
Over one year	240,530	240,458	242,337
Long-term debt	763,700	781,342	616,681

Total liabilities	23,374,654	22,006,973	21,274,003

Minority interest	22,782	16,322	16,074
Shareholders' equity:

Capital stock:
Preferred stock, without par value; authorized 3,000,000 shares; issued and outstanding, none	—	—	—
Common stock, without par value; authorized 350,000,000 shares; issued and outstanding 91,701,887, 92,208,736, and 92,328,261 shares	1,072,005	1,111,214	1,120,991
Accumulated other comprehensive income	62,983	59,951	74,796
Retained earnings	1,202,290	1,109,704	1,001,935

Total shareholders' equity	2,337,278	2,280,869	2,197,722

	$25,734,714	$24,304,164	$23,487,799

ZIONS BANCORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2002	2001	2002	2001
	(In thousands, except per share amounts)
Interest income:
Interest and fees on loans	$310,002	$331,947	$615,707	$653,519
Interest on loans held for sale	2,191	3,158	4,927	6,242
Lease financing	5,134	5,897	10,802	10,917
Interest on money market investments	4,215	11,451	7,901	21,665
Interest on securities:
Held to maturity—taxable	1,494	796	2,292	1,781
Available for sale—taxable	33,500	40,904	68,128	89,880
Available for sale—nontaxable	6,665	6,059	13,007	12,123
Trading account	5,479	7,197	10,913	18,195

Total interest income	368,680	407,409	733,677	814,322

Interest expense:
Interest on savings and money market deposits	43,028	68,868	81,483	145,923
Interest on time and foreign deposits	28,862	52,883	62,252	99,413
Interest on borrowed funds	37,752	50,640	74,689	118,131

Total interest expense	109,642	172,391	218,424	363,467

Net interest income	259,038	235,018	515,253	450,855
Provision for loan losses	15,705	12,235	33,795	25,007

Net interest income after provision for loan losses	243,333	222,783	481,458	425,848

Noninterest income:
Service charges on deposit accounts	29,366	25,379	57,786	47,459
Loan sales and servicing income	19,348	22,177	26,274	41,772
Other service charges, commissions and fees	22,347	19,358	43,537	36,892
Trust income	5,165	4,655	9,578	9,430
Income from securities conduit	4,523	3,320	8,662	4,048
Underwriting, trading and nonhedge derivative income	8,466	6,867	23,901	20,909
Equity securities gains, net	563	2,038	1,184	29,892
Fixed income securities gains (losses), net	17	278	60	(4,098)
Other	14,219	10,002	28,830	19,630

Total noninterest income	104,014	94,074	199,812	205,934

Noninterest expense:
Salaries and employee benefits	123,595	106,887	241,069	214,002
Occupancy, net	17,631	15,776	34,484	30,343
Furniture and equipment	16,059	14,650	32,421	28,906
Legal and professional services	7,441	6,320	14,093	13,935
Postage and supplies	6,969	7,355	14,178	13,382
Advertising	6,799	6,378	12,663	12,247
Merger related expense	—	734	—	3,271
Amortization of goodwill	—	8,903	—	16,045
Amortization of core deposit and other intangibles	4,574	3,253	9,145	5,819
Other	39,793	35,835	77,215	71,631

Total noninterest expense	222,861	206,091	435,268	409,581

Income before income taxes	124,486	110,766	246,002	222,201
Income taxes	42,986	38,954	85,021	80,092

Income before minority interest and cumulative effect of change in accounting principle	81,500	71,812	160,981	142,109
Minority interest	(575)	(1,783)	(725)	(3,387)

Income before cumulative effect of change in accounting principle	82,075	73,595	161,706	145,496
Cumulative effect of change in accounting principle, net of tax*	—	—	(32,369)	(7,159)

Net income	$82,075	$73,595	$129,337	$138,337

Income before cumulative effect, as adjusted	$82,075	$82,250	$161,706	$161,246

Net income, as adjusted	$82,075	$82,250	$129,337	$154,087

	Three Months Ended June 30,		Six Months Ended June 30,
	2002	2001	2002	2001
	(In thousands, except per share amounts)
Weighted average shares outstanding during the period:
Basic shares	91,779	92,165	91,916	90,217
Diluted shares	92,629	93,210	92,658	91,339
Net income per common share:
Basic:
Income before cumulative effect of change in accounting principle	$0.89	$0.80	$1.76	$1.61
Add back—goodwill amortization net of income tax benefit	—	0.09	—	0.18

Income before cumulative effect of change in accounting principle, as adjusted	0.89	0.89	1.76	1.79
Cumulative effect of change in accounting principle*	—	—	(0.35)	(0.08)

Net income, as adjusted	$0.89	$0.89	$1.41	$1.71

Diluted:
Income before cumulative effect of change in accounting principle	$0.89	$0.79	$1.75	$1.59
Add back—goodwill amortization net of income tax benefit	—	0.09	—	0.18

Income before cumulative effect of change in accounting principle, as adjusted	0.89	0.88	1.75	1.77
Cumulative effect of change in accounting principle*	—	—	(0.35)	(0.08)

Net income, as adjusted	$0.89	$0.88	1.40	1.69

*
For the six months ended June 30, 2001, the cumulative effect adjustment relates to the adoption of Statement of Financial Accounting Standards ("SFAS") No. 133, net of income tax benefit of $4,521. For the six months ended June 30, 2002, the cumulative effect adjustment relates to the impairment in carrying value of the Company's investment in certain of its e-commerce subsidiaries, measured as of January 1, 2002, net of income tax benefit of $2,676. This adjustment resulted from the completion of the required impairment tests of goodwill as provided under SFAS No. 142, which became effective for the Company beginning January 1, 2002.

ZIONS BANCORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)

	Six Months Ended June 30, 2002
		Accumulated Other Comprehensive Income (Loss)
	Common Stock	Net Unrealized Gains (Losses) on Investments and Retained Interests	Net Unrealized Gains (Losses) on Derivative Instruments	Subtotal	Retained Earnings	Total Shareholders' Equity
	(In thousands)
Balance, January 1, 2002	$1,111,214	$31,774	$28,177	$59,951	$1,109,704	$2,280,869
Comprehensive income:
Net income for the period					129,337	129,337
Other comprehensive income:
Net realized and unrealized holding gains during the period, net of income tax expense of $7,705		12,439		12,439
Reclassification for net realized gains recorded in operations, net of income tax expense of $23		(37)		(37)
Change in net unrealized losses on derivative instruments, net of reclassification to operations of $19,992 and income tax benefit of $5,804			(9,370)	(9,370)

Other comprehensive income (loss)		12,402	(9,370)	3,032		3,032

Total comprehensive income						132,369
Cash dividends—common, $.40 per share					(36,751)	(36,751)
Stock redeemed and retired	(56,461)					(56,461)
Stock options exercised, net of shares tendered and retired	17,252					17,252

Balance, June 30, 2002	$1,072,005	$44,176	$18,807	$62,983	$1,202,290	$2,337,278

	Six Months Ended June 30, 2001
		Accumulated Other Comprehensive Income (Loss)
	Common Stock	Net Unrealized Gains (Losses) on Investments and Retained Interests	Net Unrealized Gains on Derivative Instruments	Subtotal	Retained Earnings	Total Shareholders' Equity
	(In thousands)
Balance, January 1, 2001	$907,604	$(3,644)		$(3,644)	$874,884	$1,778,844
Comprehensive income:
Net income for the period					138,337	138,337
Other comprehensive income:
Net realized and unrealized holding gains during the period, net of income tax expense of $19,311		31,175		31,175
Reclassification for net realized losses recorded in operations, net of income tax benefit of $2,544		4,107		4,107
Change in net unrealized gains on derivative instruments, net of reclassification to operations of $4,936 and income tax expense of $5,347			$8,633	8,633
Cumulative effect of change in accounting principle, adoption of FASB Statement No. 133, net of income tax expense of $21,245		13,259	21,266	34,525

Other comprehensive income		48,541	29,899	78,440		78,440

Total comprehensive income						216,777
Cash dividends—common, $.40 per share					(36,985)	(36,985)
Issuance of common shares for acquisitions	199,671				25,699	225,370
Stock options exercised, net of shares tendered and retired	13,716					13,716

Balance, June 30, 2001	$1,120,991	$44,897	$29,899	$74,796	$1,001,935	$2,197,722

ZIONS BANCORPORATION AND SUBSIDIARIES

Sold Loans Being Serviced*
(Unaudited)

	Three Months Ended June 30, 2002	Three Months Ended March 31, 2002	Three Months Ended December 31, 2001	Three Months Ended September 30, 2001	Three Months Ended June 30, 2001
	(In thousands)
Balance at beginning of period	$2,526,076	$2,648,270	$2,256,379	$1,794,063	$1,776,139
Add:
Sold loans of company acquired	—	—	—	154,150	—
New loans sold	284,888	178,705	673,924	556,785	244,830
Deduct:
Payments and other reductions	(267,077)	(300,899)	(282,033)	(248,619)	(226,906)

Balance at end of period	$2,543,887	$2,526,076	$2,648,270	$2,256,379	$1,794,063

*
Amount represents the outstanding balance of loans and receivables sold and being serviced by the company, excluding conforming first mortgage residential real estate loans.

Nonperforming Assets
(Unaudited)

	June 30, 2002	March 31, 2002	December 31, 2001	September 30, 2001	June 30, 2001
	(In thousands)
Nonaccrual loans	$100,344	$116,246	$108,637	$92,006	$74,663
Restructured loans	1,355	1,418	1,433	1,523	1,912
Other real estate owned and other nonperforming assets	13,814	13,490	10,302	15,073	10,925

Total	$115,513	$131,154	$120,372	$108,602	$87,500

% of net loans and leases*, other real estate owned and other nonperforming assets	0.63%	0.73%	0.69%	0.65%	0.53%
Accruing loans past due 90 days or more	$32,332	$37,371	$46,201	$46,780	$40,750

% of net loans and leases*	0.18%	0.21%	0.27%	0.28%	0.25%

*
Includes loans held for sale.

Allowance for Loan Losses
(Unaudited)

	Three Months Ended June 30, 2002	Three Months Ended March 31, 2002	Three Months Ended December 31, 2001	Three Months Ended September 30, 2001	Three Months Ended June 30, 2001
	(In thousands)
Balance at beginning of period	$264,107	$260,483	$245,862	$229,865	$221,245
Allowance for loan losses of companies acquired	—	—	6,106	—	5,000
Add:
Provision for losses	15,705	18,090	26,714	21,470	12,235
Deduct:
Loan and lease charge-offs	(18,734)	(18,788)	(22,533)	(11,062)	(11,755)
Recoveries	3,354	4,322	4,334	5,589	3,140

Net loan and lease charge-offs	(15,380)	(14,466)	(18,199)	(5,473)	(8,615)

Balance at end of period	$264,432	$264,107	$260,483	$245,862	$229,865

ZIONS BANCORPORATION AND SUBSIDIARIES

LOAN BALANCES BY PORTFOLIO TYPE

(Unaudited)

	June 30, 2002	March 31, 2002	December 31, 2001	September 30, 2001	June 30, 2001
	(In millions)
Types
Loans held for sale	$165	$207	$298	$261	$207
Commercial, financial, and agricultural	4,168	4,114	4,109	4,046	4,043
Real estate:
Construction	3,046	2,995	2,936	2,851	2,699
Other:
Home equity credit line	582	454	401	339	330
1-4 family residential	3,379	3,364	3,168	2,973	3,075
Other real estate-secured	5,846	5,480	5,126	5,110	4,997

	9,807	9,298	8,695	8,422	8,402

	12,853	12,293	11,631	11,273	11,101
Consumer:
Bankcard	121	116	126	109	111
Other	743	726	707	676	646

	864	842	833	785	757
Lease financing	409	408	421	416	372
Foreign loans	25	24	14	14	17
Other receivables	68	69	107	84	70

Total loans	$18,552	$17,957	$17,413	$16,879	$16,567

ZIONS BANCORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Three Months Ended June 30, 2002			Three Months Ended June 30, 2001
	Average Balance	Amount of Interest(1)	Average Rate	Average Balance	Amount of Interest(1)	Average Rate
	(In thousands)
ASSETS
Money market investments	$1,026,799	$4,215	1.65%	$1,055,018	$11,451	4.35%
Securities:
Held to maturity	93,782	1,494	6.39%	51,365	796	6.22%
Available for sale	3,216,084	43,754	5.46%	3,080,120	50,226	6.54%
Trading account	591,475	5,479	3.72%	566,835	7,197	5.09%

Total securities	3,901,341	50,727	5.22%	3,698,320	58,219	6.31%

Loans:
Loans held for sale	175,662	2,191	5.00%	206,384	3,158	6.14%
Net loans and leases(2)	17,907,562	316,791	7.10%	15,823,984	339,714	8.61%

Total loans	18,083,224	318,982	7.08%	16,030,368	342,872	8.58%

Total interest-earning assets	23,011,364	373,924	6.52%	20,783,706	412,542	7.96%

Cash and due from banks	919,176			835,000
Allowance for loan losses	(266,669)			(227,809)
Goodwill	735,622			697,978
Core deposit and other intangibles	102,544			104,960
Other assets	1,626,849			1,523,514

Total assets	$26,128,886			$23,717,349

LIABILITIES
Interest-bearing deposits:
Savings and NOW deposits	$2,528,034	6,963	1.10%	$2,131,000	8,759	1.65%
Money market super NOW deposits	7,795,332	36,065	1.86%	6,961,095	60,109	3.46%
Time under $100,000	1,915,613	15,777	3.30%	2,201,258	27,801	5.07%
Time $100,000 and over	1,483,627	12,685	3.43%	1,643,045	24,305	5.93%
Foreign deposits	104,124	400	1.54%	97,504	777	3.20%

Total interest-bearing deposits	13,826,730	71,890	2.09%	13,033,902	121,751	3.75%

Borrowed funds:
Securities sold, not yet purchased	378,173	4,303	4.56%	331,314	4,562	5.52%
Federal funds purchased and security repurchase agreements	2,654,564	10,873	1.64%	2,561,867	25,214	3.95%
Commercial paper	371,408	2,032	2.19%	330,896	4,025	4.88%
FHLB advances and other borrowings:
One year or less	796,092	3,757	1.89%	303,306	4,208	5.56%
Over one year	226,822	2,855	5.05%	172,127	2,327	5.42%
Long-term debt	783,314	13,932	7.13%	550,985	10,304	7.50%

Total borrowed funds	5,210,373	37,752	2.91%	4,250,495	50,640	4.78%

Total interest-bearing liabilities	19,037,103	109,642	2.31%	17,284,397	172,391	4.00%

Noninterest-bearing deposits	4,391,068			3,932,157
Other liabilities	362,332			313,608

Total liabilities	23,790,503			21,530,162
Minority interest	21,354			28,574
Total shareholders' equity	2,317,029			2,158,613

Total liabilities and shareholders' equity	$26,128,886			$23,717,349

Spread on average interest-bearing funds			4.21%			3.96%
Net interest income and net yield on interest-earning assets		$264,282	4.61%		$240,151	4.63%

(1)
Taxable-equivalent rates used where applicable.
(2)
Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

	Six Months Ended June 30, 2002			Six Months Ended June 30, 2001
	Average Balance	Amount of Interest(1)	Average Rate	Average Balance	Amount of Interest(1)	Average Rate
	(In thousands)
ASSETS
Money market investments	$979,032	$7,901	1.63%	$927,083	$21,665	4.71%
Securities:
Held to maturity	86,503	2,292	5.34%	51,670	1,781	6.95%
Available for sale	3,282,589	88,139	5.41%	3,187,063	108,531	6.87%
Trading account	620,999	10,913	3.54%	650,446	18,195	5.64%

Total securities	3,990,091	101,344	5.12%	3,889,179	128,507	6.66%

Loans:
Loans held for sale	194,888	4,927	5.10%	193,219	6,242	6.51%
Net loans and leases(2)	17,617,696	629,839	7.21%	15,124,673	667,913	8.91%

Total loans	17,812,584	634,766	7.19%	15,317,892	674,155	8.88%

Total interest-earning assets	22,781,707	744,011	6.59%	20,134,154	824,327	8.26%

Cash and due from banks	947,890			811,801
Allowance for loan losses	(265,368)			(214,680)
Goodwill	735,409			633,192
Core deposit and other intangibles	104,860			87,000
Other assets	1,600,702			1,478,603

Total assets	$25,905,200			$22,930,070

LIABILITIES
Interest-bearing deposits:
Savings and NOW deposits	$2,440,404	13,037	1.08%	$1,942,383	17,371	1.80%
Money market super NOW deposits	7,573,164	68,446	1.82%	6,775,483	128,552	3.83%
Time under $100,000	1,969,633	34,261	3.51%	1,996,123	51,545	5.21%
Time $100,000 and over	1,537,628	27,203	3.57%	1,546,005	46,022	6.00%
Foreign deposits	102,699	788	1.55%	110,062	1,846	3.38%

Total interest-bearing deposits	13,623,528	143,735	2.13%	12,370,056	245,336	4.00%

Borrowed funds:
Securities sold, not yet purchased	385,183	8,005	4.19%	357,527	9,847	5.55%
Federal funds purchased and security repurchase agreements	2,889,824	23,766	1.66%	2,641,829	59,937	4.58%
Commercial paper	364,317	3,918	2.17%	308,813	8,342	5.45%
FHLB advances and other borrowings:
One year or less	596,605	5,566	1.88%	551,438	16,639	6.08%
Over one year	227,163	5,687	5.05%	151,497	4,236	5.64%
Long-term debt	788,542	27,747	7.10%	492,414	19,130	7.83%

Total borrowed funds	5,251,634	74,689	2.87%	4,503,518	118,131	5.29%

Total interest-bearing liabilities	18,875,162	218,424	2.33%	16,873,574	363,467	4.34%

Noninterest-bearing deposits	4,324,426			3,678,833
Other liabilities	391,663			315,233

Total liabilities	23,591,251			20,867,640
Minority interest	19,958			41,073
Total shareholders' equity	2,293,991			2,021,357

Total liabilities and shareholders' equity	$25,905,200			$22,930,070

Spread on average interest-bearing funds			4.26%			3.92%
Net interest income and net yield on interest-earning assets		$525,587	4.65%		$460,860	4.62%

(1)
Taxable-equivalent rates used where applicable.
(2)
Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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  EXHIBIT 99.1